EXHIBIT 9

                   CONSENT OF GLJ PETROLEUM CONSULTANTS LTD.,
                  INDEPENDENT PETROLEUM ENGINEERING CONSULTANTS


We consent to the use of our report with respect to the reserves data of Canadian Natural Resources Limited incorporated by reference in its (i) Annual Report (From 40-F) for the year ended December 31, 2007 and (ii) Registration Statement on Form F-9 (Registration No. 333-146056) filed with the Securities and Exchange Commission.




SIGNED "GLJ PETROLEUM CONSULTANTS LTD."

Calgary, Alberta
March 20, 2008